Exhibit 99.2
NOTICE OF GUARANTEED DELIVERY
TIME WARNER CABLE INC.
TO TENDER FOR EXCHANGE

$1,500,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF ITS 5.40% NOTES DUE 2012 (CUSIP NUMBER 88732JAG3/US88732JAG31) WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 5.40% NOTES DUE 2012 (CUSIP NUMBERS 88732JAA6/U88722AA8);

AND

$2,000,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF ITS 5.85% NOTES DUE 2017 (CUSIP NUMBER 88732JAH1/US88732JAH14) WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 5.85% NOTES DUE 2017 (CUSIP NUMBERS 88732JAC2/U88722AB6);

AND

$1,500,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF ITS 6.55% DEBENTURES DUE 2037 (CUSIP NUMBER 88732JAJ7/US88732JAJ79) WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 6.55% DEBENTURES DUE 2037 (CUSIP NUMBERS 88732JAE8/U88722AC4).

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Time Warner Cable Inc. (the “Company”) made pursuant to the prospectus dated          , 2007 (the “Prospectus”), if certificates for the outstanding (i) 5.40% Notes due 2012 (CUSIP Numbers 88732JAA6/U88722AA8) (the “2012 Initial Notes”), (ii) 5.85% Notes due 2017 (CUSIP Numbers 88732JAC2/U88722AB6) (the “2017 Initial Notes”) or (iii) 6.55% Debentures due 2037 (CUSIP Numbers 88732JAE8/U88722AC4) (the “2037 Initial Debentures” and, together with the 2012 Initial Notes and the 2017 Initial Notes, the “Initial Debt Securities”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Debt Securities in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:

THE BANK OF NEW YORK
Exchange Agent

By Hand, Registered or Certified Mail or Overnight Courier: The Bank of New York Reorganization Unit Attn: Evangeline R. Gonzales 101 Barclay Street, 7E New York, New York 10286	By Facsimile: The Bank of New York Reorganization Unit Attn: Evangeline R. Gonzales (212) 298-1915 Confirm by telephone: (212) 815-3738
For information, call:
(212) 815-3738

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Debt Securities set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer — Procedures for Tendering Initial Debt Securities — Guaranteed Delivery Procedure” section of the Prospectus.

2012 Initial Notes

Principal Amount of 2012 Initial Notes Tendered[1]

$

Certificate Nos. (if available):

Total Principal Amount Represented by 2012 Initial Notes Certificate(s):	If 2012 Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$	Account Number

2017 Initial Notes

Principal Amount of 2017 Initial Notes Tendered[1]

$

Certificate Nos. (if available):

Total Principal Amount Represented by 2017 Initial Notes Certificate(s):	If 2017 Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$	Account Number

1 Must be in denominations of principal amount of $2,000 and multiples of $1,000 in excess of $2,000.

2037 Initial Debentures

Principal Amount of 2037 Initial Debentures Tendered[1]

$

Certificate Nos. (if available):

Total Principal Amount Represented by 2037 Initial Debentures Certificate(s):	If 2037 Initial Debentures will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$	Account Number

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X

X
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: _ _

Must be signed by the holder(s) of Initial Debt Securities as their name(s) appear(s) on certificate(s) for Initial Debt Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es)

GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Debt Securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Debt Securities into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Initial Debt Securities” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name:
Zip Code	(Please Type or Print)

Area Code and Tel. No.	Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR INITIAL DEBT SECURITIES WITH THIS FORM. CERTIFICATES FOR INITIAL DEBT SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.